UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2007

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item: 2.02	Results of Operations and Financial Condition

The following is the text of a press release issued by the registrant at 8:15 A.M. Central Time on January 18, 2007.

SIMMONS FIRST ANNOUNCES FOURTH QUARTER EARNINGS

Pine Bluff, AR - Simmons First National Corporation (NASDAQ-GS: SFNC) today announced fourth quarter earnings for the period ended December 31, 2006. Net income for the fourth quarter was $6.8 million, or $0.47 diluted earnings per share, unchanged from the same period in 2005.

For the year ended December 31, 2006, net income was $27.5 million, an increase of $519,000 over 2005. Diluted earnings per share for the twelve-month period were $1.90, an increase of $0.06, or 3.3% over the same period in 2005.

The Company’s net interest margin decreased 5 basis points to 3.86% from the third quarter of 2006.
“Despite the 2006 interest rate environment and the competition for deposits, we were able to achieve modest annual earnings growth,” said J. Thomas May, Chairman and Chief Executive Officer. “We, like the rest of the industry, were challenged with margin compression. However, we remain very pleased with the continuation of our strong asset quality, which has resulted in a reduction in the provision for loan losses. Likewise, we are pleased with our ability to control non-interest expense during this period of expansion.”

The Company’s loan portfolio totaled $1.8 billion at December 31, 2006, an increase of $65 million, or 3.8% over the same period last year. The growth was primarily attributable to increased demand in the real estate loan portfolio. Deposits were $2.2 billion at December 31, 2006, a $121 million, or 5.9% increase from December 31, 2005.

Asset quality remained strong with the allowance for loan losses as a percent of total loans at 1.42% as of December 31, 2006. Non-performing loans equaled 0.56% of total loans, while the allowance for loan losses equaled 252% of non-performing loans. The Company’s annualized net charge-offs to total loans for the fourth quarter of 2006 was 0.26%. Excluding credit cards, the annualized net charge-offs to total loans for the fourth quarter was 0.19%. The 2006 credit card charge-off ratio was 1.06% compared to 2.85% in 2005.

Total assets for the Company were $2.7 billion at December 31, 2006, an increase of $134 million from December 31, 2005. Stockholders’ equity at December 31, 2006 was $259 million, a $14.9 million increase from December 31, 2005.

Simmons First opened a new financial center in Beebe on January 2, 2007. This is the Company’s first entry into this market. The Company also plans to open financial centers in Paragould, North Little Rock - McCain, and Little Rock - Midtown during 2007, as well as a regional headquarters facility in Rogers.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 86 offices, of which 82 are financial centers, in 48 communities.

CONFERENCE CALL

Management will conduct a conference call to review this information at 3:00 p.m. Central Time on Thursday, January 18, 2007. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 5304128 and the recording will be available through the end of business January 31, 2007. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
DAVID W. GARNER
Senior Vice President and Investor Relations Officer
Simmons First National Corporation
(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2006	2006	2006	2006	2005
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$83,452	$77,724	$89,275	$89,400	$75,461
Interest bearing balances due from banks	51,829	19,599	26,265	34,200	14,397
Federal funds sold	21,870	49,340	22,570	8,620	11,715
Cash and cash equivalents	157,151	146,663	138,110	132,220	101,573

Investment securities - held-to-maturity	179,944	172,944	164,612	148,733	150,299
Investment securities - available-for-sale	347,182	358,561	363,217	380,617	371,490
Mortgage loans held for sale	7,091	6,591	13,248	6,853	7,857
Assets held in trading accounts	4,487	4,574	4,606	4,646	4,631

Loans	1,783,495	1,788,517	1,738,628	1,691,020	1,718,107
Allowance for loan losses	(25,385)	(25,879)	(26,174)	(26,463)	(26,923)
Net loans	1,758,110	1,762,638	1,712,454	1,664,557	1,691,184

Premises and equipment	67,926	66,769	65,686	65,040	63,360
Foreclosed assets held for sale, net	1,940	1,413	1,740	1,666	1,540
Interest receivable	21,974	21,953	18,571	17,066	18,754
Bank owned life insurance	36,133	35,708	33,985	33,570	33,269
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	4,199	4,406	4,613	4,822	5,029
Other assets	10,671	14,117	15,809	18,075	14,177

TOTAL ASSETS	$2,657,413	$2,656,942	$2,597,256	$2,538,470	$2,523,768

LIABILITIES
Non-interest bearing transaction accounts	$310,777	$302,700	$330,946	$328,477	$331,113
Interest bearing transaction accounts and savings deposits	738,763	745,649	761,346	757,368	749,925
Time deposits less than $100,000	681,131	664,105	623,609	618,790	614,742
Time deposits greater than $100,000	450,310	436,022	394,489	389,021	364,178
Total deposits	2,180,981	2,148,476	2,110,390	2,093,656	2,059,958
Federal funds purchased and securities
sold under agreements to repurchase	105,586	85,535	89,684	91,817	107,223
Short-term debt	6,114	61,850	45,054	2,245	8,031
Long-term debt - parent company	2,000	2,000	4,000	4,000	4,000
Long-term FHLB debt - affiliate banks	50,381	49,243	48,143	48,163	52,090
Subordinated debt issued to capital trusts	30,930	30,930	30,930	30,930	30,930
Accrued interest and other liabilities	22,405	24,316	21,876	22,448	17,451
TOTAL LIABILITIES	2,398,397	2,402,350	2,350,077	2,293,259	2,279,683

STOCKHOLDERS' EQUITY
Capital stock	142	142	142	143	143
Surplus	48,678	49,068	49,607	51,380	53,723
Undivided profits	212,394	208,200	203,165	198,287	194,579
Accumulated other comprehensive income (loss)
Unrealized appreciation (depreciation) on AFS securities	(2,198)	(2,818)	(5,735)	(4,599)	(4,360)
TOTAL STOCKHOLDERS' EQUITY	259,016	254,592	247,179	245,211	244,085

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,657,413	$2,656,942	$2,597,256	$2,538,470	$2,523,768

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2006	2006	2006	2006	2005
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$80,670	$78,708	$77,064	$77,676	$85,534
Interest bearing balances due from banks	24,302	16,851	21,929	27,968	16,426
Federal funds sold	25,554	22,966	16,138	16,235	6,353
Cash and cash equivalents	130,526	118,525	115,131	121,879	108,313

Investment securities - held-to-maturity	174,132	167,182	157,252	147,697	147,779
Investment securities - available-for-sale	355,196	360,584	373,434	378,026	384,346
Mortgage loans held for sale	7,299	8,368	8,426	6,570	8,056
Assets held in trading accounts	4,555	4,598	4,575	4,632	4,688

Loans	1,779,528	1,769,131	1,716,396	1,696,855	1,714,132
Allowance for loan losses	(26,168)	(26,255)	(26,997)	(27,589)	(27,308)
Net loans	1,753,360	1,742,876	1,689,399	1,669,266	1,686,824

Premises and equipment	67,438	66,044	65,485	64,560	62,633
Foreclosed assets held for sale, net	1,488	1,525	1,664	1,738	2,028
Interest receivable	22,681	20,922	18,092	18,030	19,121
Bank owned life insurance	35,916	35,226	33,778	33,408	33,102
Goodwill	60,605	60,605	60,605	60,605	60,554
Core deposit premiums	4,317	4,527	4,733	4,942	5,138
Other assets	10,995	13,215	12,688	12,046	11,718

TOTAL ASSETS	$2,628,508	$2,604,197	$2,545,262	$2,523,399	$2,534,300

LIABILITIES
Non-interest bearing transaction accounts	$305,506	$302,490	$311,102	$316,118	$314,491
Interest bearing transaction accounts and savings deposits	728,085	722,920	751,262	747,046	748,902
Time deposits less than $100,000	678,399	658,182	624,395	618,730	612,344
Time deposits greater than $100,000	441,505	416,693	394,492	378,426	372,170
Total deposits	2,153,495	2,100,285	2,081,251	2,060,320	2,047,907
Federal funds purchased and securities
sold under agreements to repurchase	102,115	93,670	96,041	109,299	109,065
Short-term debt	8,594	54,119	15,804	5,744	30,435
Long-term debt	82,358	80,826	82,957	83,961	85,808
Accrued interest and other liabilities	23,157	22,804	20,486	18,011	16,859
TOTAL LIABILITIES	2,369,719	2,351,704	2,296,539	2,277,335	2,290,074

TOTAL STOCKHOLDERS' EQUITY	258,789	252,493	248,723	246,064	244,226

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,628,508	$2,604,197	$2,545,262	$2,523,399	$2,534,300

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2006	2006	2006	2006	2005
(in thousands, except per share data)
INTEREST INCOME
Loans	$34,543	$33,924	$31,694	$30,087	$30,425
Federal funds sold	365	325	192	175	63
Investment securities	5,447	5,183	4,978	4,830	4,751
Mortgage loans held for sale, net of unrealized gains (losses)	107	141	128	100	131
Assets held in trading accounts	13	14	19	25	24
Interest bearing balances due from banks	287	229	259	297	162
TOTAL INTEREST INCOME	40,762	39,816	37,270	35,514	35,556
INTEREST EXPENSE
Time deposits	12,755	11,381	9,732	8,724	8,051
Other deposits	3,182	3,023	2,909	2,544	2,268
Federal funds purchased and securities
sold under agreements to repurchase	1,295	1,152	1,064	1,104	1,016
Short-term debt	145	761	225	96	311
Long-term debt	1,102	1,122	1,148	1,094	1,095
TOTAL INTEREST EXPENSE	18,479	17,439	15,078	13,562	12,741
NET INTEREST INCOME	22,283	22,377	22,192	21,952	22,815
Provision for loan losses	663	602	789	1,708	1,630
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	21,620	21,775	21,403	20,244	21,185
NON-INTEREST INCOME
Trust income	1,517	1,435	1,293	1,367	1,425
Service charges on deposit accounts	3,850	3,973	4,209	3,763	4,097
Other service charges and fees	715	596	592	658	507
Income on sale of mortgage loans, net of commissions	655	763	755	676	698
Income on investment banking, net of commissions	89	55	90	107	51
Credit card fees	2,830	2,755	2,699	2,458	2,709
Premiums on sale of student loans	263	413	659	736	251
Bank owned life insurance income	425	382	415	301	317
Other income	449	654	804	546	623
Gain (loss) on sale of securities, net of taxes	-	-	-	-	-
TOTAL NON-INTEREST INCOME	10,793	11,026	11,516	10,612	10,678
NON-INTEREST EXPENSE
Salaries and employee benefits	13,173	13,298	13,466	13,505	13,039
Occupancy expense, net	1,712	1,612	1,541	1,520	1,527
Furniture and equipment expense	1,437	1,407	1,456	1,418	1,482
Loss on foreclosed assets	31	32	40	33	31
Deposit insurance	66	64	71	69	65
Other operating expenses	6,088	5,722	5,727	5,580	5,835
TOTAL NON-INTEREST EXPENSE	22,507	22,135	22,301	22,125	21,979
NET INCOME BEFORE INCOME TAXES	9,906	10,666	10,618	8,731	9,884
Provision for income taxes	3,156	3,219	3,322	2,743	3,059
NET INCOME	$6,750	$7,447	$7,296	$5,988	$6,825
BASIC EARNINGS PER SHARE	$0.47	$0.53	$0.51	$0.42	$0.48
DILUTED EARNINGS PER SHARE	$0.47	$0.51	$0.51	$0.41	$0.47

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2006	2006	2006	2006	2005
(in thousands, except per share data)
INTEREST INCOME
Loans	$130,248	$95,705	$61,781	$30,087	$112,238
Federal funds sold	1,057	692	367	175	925
Investment securities	20,438	14,991	9,808	4,830	18,677
Mortgage loans held for sale, net of unrealized gains (losses)	476	369	228	100	552
Assets held in trading accounts	71	58	44	25	99
Interest bearing balances due from banks	1,072	785	556	297	580
TOTAL INTEREST INCOME	153,362	112,600	72,784	35,514	133,071
INTEREST EXPENSE
Time deposits	42,592	29,837	18,456	8,724	26,431
Other deposits	11,658	8,476	5,453	2,544	7,777
Federal funds purchased and securities
sold under agreements to repurchase	4,615	3,320	2,168	1,104	3,104
Short-term debt	1,227	1,082	321	96	1,101
Long-term debt	4,466	3,364	2,242	1,094	4,401
TOTAL INTEREST EXPENSE	64,558	46,079	28,640	13,562	42,814
NET INTEREST INCOME	88,804	66,521	44,144	21,952	90,257
Provision for loan losses	3,762	3,099	2,497	1,708	7,526
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	85,042	63,422	41,647	20,244	82,731
NON-INTEREST INCOME
Trust income	5,612	4,095	2,660	1,367	5,589
Service charges on deposit accounts	15,795	11,945	7,972	3,763	15,818
Other service charges and fees	2,561	1,846	1,250	658	2,017
Income on sale of mortgage loans, net of commissions	2,849	2,194	1,431	676	2,919
Income on investment banking, net of commissions	341	252	197	107	416
Credit card fees	10,742	7,912	5,157	2,458	10,252
Premiums on sale of student loans	2,071	1,808	1,395	736	1,822
Bank owned life insurance income	1,523	1,098	716	301	953
Other income	2,453	2,004	1,350	546	2,700
Gain (loss) on sale of securities, net of taxes	-	-	-	-	(168)
TOTAL NON-INTEREST INCOME	43,947	33,154	22,128	10,612	42,318
NON-INTEREST EXPENSE
Salaries and employee benefits	53,442	40,269	26,971	13,505	51,270
Occupancy expense, net	6,385	4,673	3,061	1,520	5,840
Furniture and equipment expense	5,718	4,281	2,874	1,418	5,758
Loss on foreclosed assets	136	105	73	33	191
Deposit insurance	270	204	140	69	279
Other operating expenses	23,117	17,029	11,307	5,580	22,246
TOTAL NON-INTEREST EXPENSE	89,068	66,561	44,426	22,125	85,584
NET INCOME BEFORE INCOME TAXES	39,921	30,015	19,349	8,731	39,465
Provision for income taxes	12,440	9,284	6,065	2,743	12,503
NET INCOME	$27,481	$20,731	$13,284	$5,988	$26,962
BASIC EARNINGS PER SHARE	$1.93	$1.46	$0.93	$0.42	$1.88
DILUTED EARNINGS PER SHARE	$1.90	$1.43	$0.92	$0.41	$1.84

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2006	2006	2006	2006	2005
(in thousands)
Tier 1 capital
Stockholders' equity	$259,016	$254,592	$247,179	$245,211	$244,085
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	30,000
Disallowed intangible assets, net of def. tax	(64,334)	(64,557)	(64,781)	(65,084)	(65,047)
Unrealized loss (gain) on AFS securities	2,198	2,818	5,735	4,599	4,360
Other	-	-	-	-	-

Total Tier 1 capital	226,880	222,853	218,133	214,726	213,398

Tier 2 capital
Qualifying unrealized gain on AFS securities	167	177	173	317	338
Qualifying allowance for loan losses	22,953	23,103	22,359	21,468	21,815

Total Tier 2 capital	23,120	23,280	22,532	21,785	22,153

Total risk-based capital	$250,000	$246,133	$240,665	$236,511	$235,551

Risk weighted assets	$1,832,278	$1,843,960	$1,783,411	$1,716,446	$1,739,771

Adjusted average assets for leverage ratio	$2,568,472	$2,547,237	$2,488,304	$2,465,348	$2,475,428

Ratios at end of quarter
Leverage ratio	8.83%	8.75%	8.77%	8.71%	8.62%
Tier 1 capital	12.38%	12.09%	12.23%	12.51%	12.26%
Total risk-based capital	13.64%	13.35%	13.49%	13.78%	13.54%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2006	2006	2006	2006	2005
(in thousands)
Loan Portfolio - End of Period
Consumer
Credit cards	$143,359	$133,607	$132,464	$129,833	$143,058
Student loans	84,831	86,875	77,085	91,090	89,818
Other consumer	142,596	146,039	140,631	140,958	138,051
Real Estate
Construction	277,411	267,604	248,834	242,145	238,898
Single-family residential	364,453	364,657	348,782	341,795	340,847
Other commercial	512,404	494,512	487,288	473,559	479,684
Unearned income	(3)	(4)	(5)	(5)	(8)
Commercial
Commercial	178,028	175,576	188,480	181,174	184,920
Agricultural	62,293	103,301	86,244	59,944	68,761
Financial institutions	4,766	576	16,152	16,158	20,499
Other	13,357	15,774	12,673	14,369	13,579

Total Loans	$1,783,495	$1,788,517	$1,738,628	$1,691,020	$1,718,107

Investment Securities - End of Period

Held-to-Maturity
U.S. Treasury	$-	$1,001	$1,002	$1,003	$1,004
U.S. Government agencies	54,998	53,000	42,000	32,000	28,000
Mortgage-backed securities	155	161	167	180	187
State and political subdivisions	122,472	116,481	116,770	113,512	117,148
Other securities	2,319	2,301	4,673	2,038	3,960
Total held-to-maturity	179,944	172,944	164,612	148,733	150,299
Available-for-Sale
U.S. Treasury	6,940	6,749	7,398	10,201	10,887
U.S. Government agencies	322,411	331,709	335,618	350,688	340,990
Mortgage-backed securities	2,956	3,095	3,074	3,264	3,309
State and political subdivisions	1,370	1,373	1,373	2,139	3,053
FHLB stock	5,504	7,674	7,693	6,150	6,044
Other securities	8,001	7,961	8,061	8,175	7,207
Total available-for-sale	347,182	358,561	363,217	380,617	371,490

Total investment securities	$527,126	$531,505	$527,829	$529,350	$521,789

Fair Value - HTM investment securities	$179,816	$172,951	$161,655	$147,589	$149,173

Investment Securities - QTD Average

Taxable securities	$410,153	$410,382	$411,388	$409,238	$412,483
Tax exempt securities	119,175	117,384	119,298	116,485	119,642

Total investment securities - QTD average	$529,328	$527,766	$530,686	$525,723	$532,125

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2006	2006	2006	2006	2005
(in thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$25,879	$26,174	$26,463	$26,923	$27,330

Loans charged off
Credit cards	600	661	600	593	1,455
Other consumer	395	352	223	272	299
Real estate	793	74	741	260	262
Commercial	209	717	182	209	532
Total loans charged off	1,997	1,804	1,746	1,334	2,548

Recoveries of loans previously charged off
Credit cards	242	291	271	236	192
Other consumer	173	147	156	153	131
Real estate	403	87	213	198	46
Commercial	22	382	28	104	142
Total recoveries	840	907	668	691	511
Net loans charged off	1,157	897	1,078	643	2,037
Reclass to reserve for unfunded commitments	-	-	-	(1,525)	-
Allowance for loan losses on acquisitions	-	-	-	-	-
Provision for loan losses	663	602	789	1,708	1,630
Balance, end of quarter	$25,385	$25,879	$26,174	$26,463	$26,923

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$6,916	$7,674	$6,266	$4,497	$5,598
Commercial	720	1,054	2,160	1,328	602
Consumer	1,322	1,089	1,130	1,005	1,096
Total nonaccrual loans	8,958	9,817	9,556	6,830	7,296
Loans past due 90 days or more	1,097	1,029	1,210	1,974	1,131
Total non-performing loans	10,055	10,846	10,766	8,804	8,427

Other non-performing assets
Foreclosed assets held for sale	1,940	1,413	1,740	1,666	1,540
Other non-performing assets	52	16	-	11	16
Total other non-performing assets	1,992	1,429	1,740	1,677	1,556

Total non-performing assets	$12,047	$12,275	$12,506	$10,481	$9,983

Ratios
Allowance for loan losses to total loans	1.42%	1.45%	1.51%	1.56%	1.57%
Allowance for loan losses to
non-performing loans	252.46%	238.60%	243.12%	300.58%	319.48%
Allowance for loan losses to
non-performing assets	210.72%	210.83%	209.29%	252.49%	269.69%
Non-performing assets ratio *	0.67%	0.69%	0.72%	0.62%	0.58%
Non-performing loans to total loans	0.56%	0.61%	0.62%	0.52%	0.49%
Non-performing assets to total assets	0.45%	0.46%	0.48%	0.41%	0.40%
Annualized net charge offs to total loans	0.26%	0.20%	0.25%	0.15%	0.47%
Annualized net charge offs to total loans
(excluding credit cards)	0.19%	0.13%	0.19%	0.07%	0.20%

* Non-performing assets ratio = ( non-performing loans + foreclosed assets) / ( total loans + foreclosed assets)

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2006	2006	2006	2006	2005
(in thousands, except share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.47	$0.51	$0.51	$0.41	$0.47
Operating earnings (excludes nonrecurring items)	6,750	7,447	7,296	5,988	6,825
Diluted operating earnings per share	0.47	0.51	0.51	0.41	0.47
Cash dividends declared per common share	0.18	0.17	0.17	0.16	0.16
Cash dividends declared - amount	2,555	2,413	2,418	2,280	2,293
Return on average stockholders' equity	10.35%	11.70%	11.77%	9.87%	11.09%
Return on average assets	1.02%	1.13%	1.15%	0.96%	1.07%
Net interest margin (FTE)	3.86%	3.91%	4.01%	4.05%	4.10%
FTE Adjustment - investments	720	707	718	695	701
FTE Adjustment - loans	85	89	86	85	88
Amortization of intangibles	207	207	209	207	208
Amortization of intangibles, net of taxes	130	130	132	130	131
Average shares outstanding	14,198,399	14,195,844	14,247,973	14,265,085	14,329,026
Shares repurchased	14,200	24,000	75,400	89,500	29,458
Average price of repurchased shares	31.15	27.93	26.74	28.12	27.81
Average earning assets	2,370,566	2,349,680	2,298,150	2,277,983	2,281,780
Average interest bearing liabilities	2,041,056	2,026,410	1,964,951	1,943,206	1,958,724

YEAR-TO-DATE
Diluted earnings per share	$1.90	$1.43	$0.92	$0.41	$1.84
Operating earnings (excludes nonrecurring items)	27,481	20,731	13,284	5,988	26,962
Diluted operating earnings per share	1.90	1.43	0.92	0.41	1.84
Cash dividends declared per common share	0.68	0.50	0.33	0.16	0.61
Return on average stockholders' equity	10.93%	11.13%	10.83%	9.87%	11.24%
Return on average assets	1.07%	1.08%	1.06%	0.96%	1.08%
Net interest margin (FTE)	3.96%	3.99%	4.03%	4.05%	4.13%
FTE Adjustment - investments	2,840	2,120	1,413	695	2,891
FTE Adjustment - loans	345	260	171	85	343
Amortization of intangibles	830	623	416	207	829
Amortization of intangibles, net of taxes	522	392	262	130	522
Average shares outstanding	14,226,481	14,236,047	14,256,482	14,265,085	14,375,005
Diluted shares outstanding	248,331	255,393	259,130	274,270	311,922
Average earning assets	2,324,095	2,308,604	2,288,068	2,277,983	2,264,402
Average interest bearing liabilities	1,993,904	1,978,189	1,954,077	1,943,206	1,937,085

END OF PERIOD
Book value	$18.24	$17.94	$17.41	$17.19	$17.04
Shares outstanding	14,196,855	14,188,008	14,199,100	14,264,144	14,326,923
Full-time equivalent employees	1,134	1,121	1,140	1,111	1,110
Total number of ATM's	88	88	88	87	86
Total number of financial centers	81	81	81	80	79
Parent company only - investment in subsidiaries	275,872	272,909	267,177	267,732	265,714
Parent company only - intangible assets	133	133	133	133	133

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: January 18, 2007	/s/ Robert A. Fehlman
Robert A. Fehlman, Executive Vice President
and Chief Financial Officer